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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): March 24, 1998
                                                           --------------



                          SPARTA SUSRGICAL CORPORATION
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             (Exact name of registrant as specified in its charter)



            Delaware                  1-11047                 22-2870438
   ---------------------------     ---------------        ------------------
  (State or other jurisdiction    (Commission File           (IRS Employer
      of incorporation)                Number)            Identification No.)



                              Bernal Corporate Park
                 7068 Koll Center Parkway, Pleasanton, CA 94566
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              (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (510) 417-8812
                                                            -------------

                                 Not applicable
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         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

     The Registrant filed suit in the Superior Court of New Jersey, Law Division, Atlantic County on February 2, 1998 at Docket No. ATL-L-430-98 against Registrant's former landlord, River Road Associates, L.P. ("RRA") and RRA's general partner Jerome Raifman. In this suit Registrant claims that RRA has breached the lease agreement between it and Registrant respecting property located in Hammonton, New Jersey due to RRA's failure to maintain and make repairs to the demised premises. Registrant alleges that because of RRA's failure to maintain the demised premises that the Registrant could not sublet such premises and suffered damages as a result. Registrant also alleges that it has been constructively evicted from the demised premises and that the lease with RRA is therefore terminated.

     On March 2, 1998, RRA instituted proceedings to enforce a confession of judgment against the Registrant in the approximate amount of 4361,400 for unpaid rent and other charges allegedly due under the lease through the end of the lease term in May, 2000. The Registrant intends to vigorously oppose this action by RRA and will seek to consolidate these proceeds with the original suit initiated by the Registrant.

     Any adverse ruling in the claim made by RRA against the Registrant is likely to have a significant material adverse effect on the financial condition of the Registrant. The Company's current operations continue to be cash flow negative, further straining the Company's working capital resources. In the event of such an adverse ruling, it will be necessary for the Company to obtain additional working capital from either debt or equity sources. If the Company is unable to obtain such additional working capital, it may be necessary for the Company to restructure its operations to reduce its ongoing expenditures.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

                                              SPARTA SURGICAL CORPORATION
                                                     (Registrant)

                                              /s/  Thomas F. Reiner, President
                                              --------------------------------
                                              Chief Executive Officer and
                                              Chairman of the Board

Dated:  March 24, 1998